UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

NETWORK CN INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration State No.:

	3)	Filing Party:

	4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 30, 2008

August 13, 2008

Dear Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Network CN Inc. (the “Company”, “we”, “our” or  “Network CN”), which will be held at the Company's offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Saturday, August 30, 2008, at 2:00 p.m.(Australian Western Standard Time, also known as Chinese Standard Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. There are two specific items for which you are being asked to vote: (i) the election of a full slate of nine (9) directors to the Board of Directors of the Company; and (ii) ratification of appointment of the Company's independent registered public accounting firms for the fiscal year ending on December 31, 2008. The Board of Directors recommends that you vote “FOR” the nine (9) individuals nominated and “FOR” ratification of the independent registered public accounting firms. Included with the Proxy Statement is a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and Amendment No. 1 to our Annual Report. We encourage you to read the Form 10-KSB and Amendment No. 1 to our Annual Report. It includes our audited financial statements and information about our operations, markets, products and services.

You can vote by signing and returning the enclosed proxy card in the postage prepaid envelope provided or via facsimile. Returning the proxy card by mail or by facsimile will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about how to vote by proxy. Please read it carefully.

You are entitled to attend the Annual Meeting only if you were a Network CN stockholder as of the close of business on July 2, 2008 or hold a valid proxy for the Annual Meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e. in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to July 2, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting. We hope that you can attend the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, Daley Mok, at (852) 2833-2186. Thank you for your continued support of Network CN.

Very truly yours,

/s/ Godfrey Hui
Godfrey Hui
Chief Executive Officer

This Proxy Statement is dated August 13, 2008 and is being first mailed to stockholders of Network CN Inc. on or about August 13, 2008

21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
Tel : (852) 2833 2186      Fax : (852) 2295 6977
www.ncnincorporated.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 30, 2008

August 13, 2008

To the Holders of Common Stock of NETWORK CN INC.:

NOTICE IS HEREBY given that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Network CN Inc. (the “Company”) will be held at the Company's offices at 21st Floor, Chinachem Century Tower,178 Gloucester Road, Wanchai, Hong Kong, on Saturday, August 30, 2008, at 2:00 p.m. (Australian Western Standard Time, also known as Chinese Standard Time) for the following purposes:

1)	To elect nine (9) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2009, and until their respective successors are duly elected and qualified;

2)
To ratify the appointment of Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2008, and Webb & Company, P.A., independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2008;

3)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on July 2, 2008 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of such stockholders will be available at the Company's executive offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, for ten days before the Annual Meeting.

Your Board of Directors recommends that you vote “FOR” the nominees for the Board and “FOR” the ratification of the appointment of Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2008, and Webb & Company, P.A., independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2008.

You are encouraged to vote by signing, dating and either mailing or faxing your proxy card to Holladay Stock Transfer at 480-481-3941. Instructions for voting by any of these methods are set forth on the proxy card. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daley Mok
Daley Mok
Corporate Secretary

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
Tel : (852) 2833 2186      Fax : (852) 2295 6977
www.ncnincorporated.com

NETWORK CN INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held August 30, 2008

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on August 30, 2008

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Saturday, August 30, 2008, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Saturday, August 30, 2008, at 2:00 p.m.(Australian Western Standard Time, also known as Chinese Standard Time). Copies of this Proxy Statement and of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and Amendment No. 1 to our Annual Report will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, and Amendment No. 1 to our Annual Report as filed with the Securities and Exchange Commission, is also available from the Company, without charge, upon request made in writing to the Company's Corporate Secretary at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, or by download online at www.ncnincorporated.com. Your attention is directed to the financial statements and Management's Discussion and Analysis in such Annual Report, which provide additional important information concerning the Company. This Proxy Statement and the related Proxy Forms are being first mailed to stockholders of Network CN Inc. on or about August 13, 2008.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:           What is the purpose of the Annual Meeting?

A:           To vote on the following proposals:

To elect nine (9) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2009, and until their respective successors are duly elected and qualified; and

·
To ratify the appointment of Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2008, and Webb & Company, P.A., independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2008; and

·	To transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:           What are the Board of Directors’ recommendations?

A:           The Board recommends a vote:

FOR the election of the nine (9) nominees as directors;

FOR the ratification of the appointment of Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2008, and Webb & Company, P.A., independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2008;

FOR or AGAINST other matters that properly come before the Annual Meeting, as the proxy holders deem advisable.

Q:           Who is entitled to vote at the meeting?

A:
Stockholders Entitled to Vote.  Stockholders who our records show owned shares of Network CN as of the close of business on July 2, 2008 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 71,546,608 shares of Common Stock issued and outstanding, which were held of record by approximately 160 stockholders. The stock transfer books will not be closed between the Record Date and the date of the meeting. As of the Record Date, we had no shares of Preferred Stock outstanding. Each share of Network CN Common Stock is entitled to one vote.

Registered Stockholders.  If your shares are registered directly in your name with Network CN’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by Network CN. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:           Can I attend the meeting in person?

A:
You are entitled to attend the Annual Meeting only if you were a Network CN Inc. stockholder as of the close of business on July 2, 2008 or hold a valid proxy for the Annual Meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the Record Date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to July 2, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.

Q:           How can I vote my shares?

A:	Registered Stockholders: Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

·	By Mail. Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or
By Fax. Complete, sign and date the enclosed proxy card and fax to Holladay Stock Transfer at 480-481-3941.

Please note that voting facilities for registered stockholders will close at 12:00 p.m. Pacific Time on August 29, 2008.

Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope; or

By Methods Listed on Voting Instruction Card.  Please refer to your voting instruction card or other  information forwarded by your broker, bank or other holder of record to determine whether you may vote by mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder; or

In Person With a Proxy from the Record Holder.  A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:           If I sign a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:           What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. You should sign and return all proxies and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:           Can I change my vote?

A:
You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise Daley Mok, the Company’s Corporate Secretary, at our principal executive office in writing before the proxy holders vote your shares, or (iii) deliver later dated and signed proxy instructions.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:           How are votes counted?

A:
The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented in person or by proxy at the meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold shares of Network CN common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote”. All shares of Network CN common stock represented at the Annual Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum.

Q:           Who will tabulate the votes?

A:           Network CN will designate Benedict Fung as the Inspector of Election who will tabulate the votes.

Q:           Who is making this solicitation?

A:           This proxy is being solicited on behalf of Network CN’s Board of Directors.

Q:           Who pays for the proxy solicitation process?

A:
Network CN will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We do not plan to retain a solicitor to assist with the solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our bylaws. In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2009 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Chinese Standard Time) no later than the 90th day, and not earlier than the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2009 Annual Meeting must be received by Daley Mok, Corporate Secretary, on or after Thursday, April 16, 2009, and prior to 5:00 p.m. (Chinese Standard Time) on Saturday, May 16, 2009 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Our bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice. A copy of the relevant bylaw provision is available upon written request to Network CN Inc. at Corporate Secretary at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong. You can also access our SEC filings, including our Annual Report on Form 10-KSB, on our website at www.ncnincorporated.com. The information on our website is not a part of this Proxy Statement.

Q:           How do I obtain a separate set of proxy materials or request a single set for my household?

A:
If you share an address with another stockholder, have the same last name, and do not participate in electronic delivery of proxy materials, you will receive only one set of proxy materials (including our Annual Report on Form 10-KSB, Amendment No.1 to the Annual Report and Proxy Statement). If you wish to receive a separate Proxy Statement at this time, please request the additional copy by contacting our transfer agent, Holladay Stock Transfer by telephone at 480-481-3940, or by facsimile at 480-481-3941.

You may also request to receive a separate Annual Report and a separate Proxy Statement by email at info@ncnincorporated.com or by writing to: Network CN, Inc, 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

Q:           What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Holladay Stock Transfer, by telephone at 480-481-3940, or by facsimile at 480-481-3941, if you have lost your stock certificate or need to change your mailing address.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors is presently composed of nine (9) members: Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak and Ronglie Xu.  Mr. Hui serves as Chairman of the Board of Directors. There are no family relationships between any director and executive officer.

The Board of Directors held fourteen (14) special meetings and acted by written consent five (5) times during fiscal year 2007. Except Joachim Burger, Gerd Jakob and Edward Lu, each director attended at least 75% of the aggregate number of meetings of our Board of Directors. In 2007, five of our nine directors then serving on the Board attended the Company’s 2007 Annual General Meeting of Shareholders. The Company does not have a policy on director attendance at the Company’s Annual General Meetings.

Information About the Directors

Set forth below is information regarding our directors as of July 2, 2008:

Name	Age	Position	Director Since
Godfrey Hui	48	Chief Executive Officer and Chairman of the Board	2002
Daley Mok	47	Chief Financial Officer, Corporate Secretary and Director	2006
Daniel So	52	Managing Director and Vice Chairman	2005
Stanley Chu	31	General Manager and Director	2006
Joachim Burger	65	Director	2007
Gerd Jakob	50	Director	2007
Edward Lu	36	Director	2007
Peter Mak	46	Director	2007
Ronglie Xu	77	Director	2007

Godfrey Hui has been a Director and the Chief Executive Officer of the Company since April 2002. Mr. Hui began his career in the hotel industry in 1985. He has worked for several international and regional hotel groups and has become one of the top hotel professionals in the Greater China Area. From November 1998 through March 2000, Mr. Hui was responsible for management and financial issues at Hopewell Holdings Limited, where he worked in various capacities including Director of Operations, Finance and Development of the Hotel Division, Executive Assistant to the Chairman, Chairman of the Executive Committee, and Group Financial Controller of Hopewell Holdings Limited. From June 1993 through November 1998, Mr. Hui was involved in hotel management for Mega Hotels Management Limited, where he served as Director of Finance, Development and Operations. Mr. Hui held a bachelors of science in business management and a master’s degree in finance and investment.

Daley Mok joined the Company on January 3, 2006. He was appointed Chief Financial Officer on March 23, 2006 and was appointed to the Company’s Board on September 25, 2006. Prior to joining the Company, Dr. Mok served as Director of DM Services, a business consulting firm from March 2001 to January 2006. Dr. Mok started his career in auditing with Peat Marwick, before progressing to the commercial field. Having worked in Hong Kong and Australia, Dr. Mok has gathered over twenty years of experience in multinational companies including the Swire Group, the CLP Group, Digital Equipment Corporation, CDH Properties, the Grosvenor Shaw Group and the Grass Valley Group. Dr. Mok is a qualified accountant with memberships in the Hong Kong Institute of Certified Public Accountants and CPA Australia. Dr. Mok held a masters degree in international business law and a doctoral degree in business administration.

Daniel So was appointed to the Company’s Board on December 28, 2005. Mr. So was appointed as the Managing Director of the Company on June 27, 2006. Mr. So began his career in China in the early 1980s when economic reform was just beginning. His career spans diverse fields including semiconductors, electronics, computer manufacturing, computer applications, software and system development, telecommunication, datacom, medical and health, and retail and property development. He was the chief executive officer of Wangfujing Plaza and Chang A Wangfujing Building in Beijing, as well as the Vice Chairman and founder of the Chess Technology Group. Mr. So received a Bachelors of Science in zoology from Washington State University.

Stanley Chu was appointed to the Company’s Board on May 3, 2006 and was appointed General Manager on June 27, 2006. Mr. Chu worked in various commercial banks in San Francisco before returning to Asia. In 2004, Mr. Chu served as Vice President Business Development of Librett Group in Beijing where he was responsible for identifying profitable projects, bringing in investors/funds to potential projects, maximizing investors’ return by implementing dynamic business strategies and acquiring companies or projects with outstanding growth potential. During his tenure with the Librett Group, Mr. Chu was involved in many projects throughout China including in the areas of real estate, retail operation and franchising, food and beverage franchising, marketing, and financial and investment banking services. Mr. Chu received a Bachelors of Science in international business from the University of San Francisco.

Joachim Burger was appointed to the Company’s Board on September 1, 2007. Mr. Burger has served as the chief executive officer of Lingnan Huayuan Hospitality Co. Ltd. since February 2006. He also served as the managing director of International Hoteliers & Associates, Shanghai from September 2003 to January 2006 as well as Key Hotels International Beijing, from September 2002 to August 2003. Mr. Burger has more than 35 years of experience developing and operating hotels in Europe and Asia. His career in the hospitality industry began in 1964 in Germany when he graduated from Bad Reichenhall Hotel Training School in Austria. Mr. Burger has worked for a number of luxury hotels and restaurants across Europe and Asia and for Hilton Hotels in Bangkok, Manila, Guam and the Philippines. In a career spanning more than three decades and three continents, Mr. Burger has created and developed a number of large hotels, restaurants and commercial projects in Asia. In 2000, Mr. Burger completed the Advance Management Program at Cornell University to prepare himself for the new challenges of the 21st Century.

Gerd Jakob was appointed to the Company’s Board on September 1, 2007. Since 2003, Dr. Jakob has served as the chairman of RG Group in Frankfurt, a company that specializes in asset management and securities trading. Since 2004 and 2001, he has also served as the Chairman of CONET Technologies AG, a company involved in the acquisition, holding, management and advisory of information technology companies, and the Chairman of TNG Energy AG, a holding company for various Russian oil and gas production companies, respectively. He is the director and founding member of SWGI Growth Fund (Cyprus) Ltd, an investment fund listed on Bermuda Stock Exchange which invests in the oil and gas sector in Russia. Dr. Jakob received a Ph.D. degree in philosophy from Canterbury University and a Masters of Science in shipping trade and finance from London City Business School.

Edward Lu was appointed to the Company’s Board on September 1, 2007. Mr. Lu is a Certified Public Accountant with over 11 years of experience in public accounting. For the last 11 years, he has been involved in numerous auditing, taxation and consulting engagements for real estate development and hotel/hospitality management projects in the U.S. He served as senior tax manager of Chang, Chang & Company, CPA’s from September 2002 to June 2005 and as senior manager of Sue Yen Leo, CPA’s from June 2005 to May 2006. He is now the president of Edward C Lu, CPA, AAC. His expertise extends to all areas of taxation and accounting affecting individuals, trusts, partnerships, corporations and off-shore companies. Mr. Lu received a Bachelors of Science in accounting in 1995 from the California State University of Los Angeles.

Peter Mak was appointed to the Company’s Board on September 1, 2007. Mr. Mak is the managing director of Venfund Investment, a boutique investment bank, which he co-founded in late 2001. Prior to founding Venfund Investment, Mr. Mak was a partner of Arthur Andersen Worldwide and the managing partner of Arthur Andersen Southern China. Mr. Mak serves as an independent non-executive director and audit committee chairman of the following public companies in the U.S., Hong Kong, China and Singapore: Trina Solar Limited, China GrenTech Corp. Ltd., Dragon Pharmaceutical Inc., Shenzhen Victor Onward Textile Industrial Co. Ltd., Gemdale Industries Inc., Huabao International Holdings Ltd. and Bright World Precision Machinery Ltd. Mr. Mak is a graduate of the Hong Kong Polytechnic University. Mr. Mak is a fellow member of the Association of Chartered Certified Accountants, UK, and the Hong Kong Institute of Certified Public Accountants.

Ronglie Xu was appointed to the Company’s Board on September 1, 2007. Dr. Xu is the Deputy Chairman of the Scientific and Technical Committee in the Ministry of Construction in China during the latest five years, Dr. Xu is also the President of the China Civil Engineering Society, and the President of the China Construction Machinery Institute, as well as a part-time professor at Tsinghua and Tongji Universities. For the past 50 years, Dr. Xu has held executive positions in Chinese state-owned construction and engineering companies. Dr. Xu also is a foreign member of the Royal Swedish Academy of Engineering Sciences IVA and a chartered builder of the United Kingdom. In 1987 he was awarded first prize for science and technology advancements by the Chinese Ministry of Construction and in 1988 he was awarded national honors for outstanding contributions in science and technology advancements in China. Dr. Xu is widely published throughout the world.

Directors Independence

Our Board of Directors consists of nine members. The Company has adopted the independence standards promulgated by the American Stock Exchange. Based on these standards, the Board has determined that five of the members of the Board of Directors are “independent” as defined under the rules of the American Stock Exchange. The five independent directors are Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak and Ronglie Xu.

Committees of the Board of Directors

On September 1, 2007, the Board of Directors formed the following standing committees: Audit, Nominating and Remuneration. The Board of Directors has adopted a written charter for each of these committees, copies of which can be found on our website at www.ncnincorporated.com. All members of the committees appointed by the Board of Directors are non-employee directors and are independent directors within the meaning set forth in the rules of the American Stock Exchange.

The following chart details the current membership and the membership of each committee during fiscal year 2007.

Name of Director	Audit	Nominating	Remuneration
Peter Mak	C
Gerd Jakob	M		M
Edward Lu	M	M
Joachim Burger		C	M
Ronglie Xu		M	C
M = Member
C = Chairman

Audit Committee

The Audit Committee oversees our accounting, financial reporting and audit processes; appoints, determines the compensation of, and oversees, the independent auditors; pre-approves audit and non-audit services provided by the independent auditors; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and practices and procedures used in preparing our financial statements; and reviews our internal controls.

The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors without members of management present, on a quarterly basis, following completion of our auditors’ quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope and fees for the audit services to be performed.

During fiscal 2007, Audit Committee did not meet on its own until fiscal 2008; however, the Audit Committee did meet in executive session as part of meetings of the Board. Each of the Audit Committee members is an independent director within the meaning set forth in the rules of the American Stock Exchange, as currently in effect. In addition, the Board of Directors has determined that each of Messrs. Jakob, Lu and Mak is an “audit committee financial expert” as defined by SEC rules. Mr. Mak and Mr. Lu are qualified accountants with many years of finance and audit experience, while Mr. Jakob is the chairman of a company specializing in asset management and securities trading, where one of his responsibilities is to oversee the company’s finance function.

Audit Committee Report

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT NETWORK CN INC. SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report on Form 10-KSB (including Amendment No. 1 to the Annual Report) filed with the Securities and Exchange Commission and the unaudited financial statements included with Quarterly Reports on Form 10-Q filed with the Commission.

The Audit Committee discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and has received the written letter from the independent auditors required by Independence Standards Board Standard No. 1.

The Audit Committee also discussed with the independent auditors’ issues related to the overall scope and objectives of the audit, the Company’s internal controls and critical accounting policies, and the specific results of the audit. Management was present at part of some of these meetings.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is neither the Committee’s duty nor responsibility to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not employees of the Company and may not be, and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, consultations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent”.

Audit Committee of the Board of Directors

Peter Mak, Chairman
Gerd Jakob
Edward Lu

Remuneration Committee

The Remuneration Committee (i) oversees and makes general recommendations to the Board of Directors regarding our compensation and benefits policies; (ii) oversees, evaluates and approves cash and stock compensation plans, policies and programs for our executive officers; and (iii) oversees and sets compensation for the Board of Directors.

During 2007, the Remuneration Committee held one (1) meeting. Each current member of the Remuneration Committee is an independent director within the meaning set forth in the rules of the American Stock Exchange, as currently in effect.

Remuneration Committee Interlocking and Insider Participation

No person who served on the Remuneration Committee in fiscal 2007 was during the year or previously an officer or employee of the Company or has a relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Further, no interlocking relationship exists between any member of the Board of Directors and any member of any other company’s board of directors and compensation committee.

Nominating Committee

The Nominating Committee (i) considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; (ii) develops and recommends governance principles applicable to the Company; and (iii) oversees the evaluation of the Board of Directors and management from a corporate governance perspective.

Although our bylaws do not contain provisions which specifically address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders, the Nominating Committee will consider director candidates recommended by stockholders. In evaluating candidates submitted by stockholders, the Nominating Committee will consider (in addition to the criteria applicable to all director candidates described below) the needs of the Board and the qualifications of the candidate, and may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Nominating Committee does not have any formal criteria for director nominees; however, it believes that director nominees should have certain minimum qualifications, including the highest personal and professional integrity and values, an inquiring and independent mind, practical wisdom and mature judgment. In evaluating director nominees, the Nominating Committee also considers an individual’s skills, character, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, develop our business and represent shareholder interests.

During 2007, the Nominating Committee held one (1) meeting. Each member of the Nominating Committee is an independent director within the meaning set forth in the rules of the American Stock Exchange, as currently in effect.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications with the Board of Directors, stockholders may communicate with the Board of Directors by submitting an email to info@ncnincorporated.com or by writing to us at Network CN Inc., Attention: Investor Relations, 21/F., Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong. Stockholders who would like their submission directed to a member of the Board of Directors may so specify. All communications will be reviewed by our General Manager and General Counsel.

Code of Business Conduct and Ethics.

A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote (a) honest and ethical conduct, (b) full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements, (c) compliance with applicable laws, rules and regulations, (d) prompt reporting violation of the code and (e) accountability for adherence to the Code. We are not currently subject to any law, rule or regulation requiring that we adopt a Code of Ethics. However, we have adopted a code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Such code of business conduct and ethics is available on our corporate website at www.ncnincorporated.com.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of July 2, 2008, regarding the beneficial ownership of our common stock, (a) each stockholder who is known by the Company to own beneficially in excess of 5% of our outstanding common stock; (b) each director known to hold common stock; (c) the Company’s chief executive officer; and (d) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership is based upon 71,546,608 shares of common stock outstanding as of July 2, 2008. Unless otherwise identified, the address of the directors and officers of the Company listed above is 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS OF STOCK OUTSTANDING

Officers and Directors
Godfrey Hui	825,000	1.2%
Daley Mok	150,000	*
Daniel So	200,000	*
Stanley Chu	80,000	*
Joachim Burger	-	-
Gerd Jakob	250,000	*
Edward Lu	-	-
Peter Mak	-	-
Ronglie Xu	-	-
Benedict Fung	170,000	*
All Officers and Directors as a Group (ten individuals)	1,675,000	2.3%
	-	-
5% Beneficial Owners		-
Bloompoint Investment Limited	14,900,000	20.8%
Room 1607, ING Tower, 308 Des Voeux Road, Central, Hong Kong

 * Less than 1%

PROPOSAL ONE:
ELECTION OF DIRECTORS

The Board of Directors currently consists of nine (9) directors. At each annual meeting of stockholders, directors are elected for a term of three years and until their respective successors are duly qualified and elected to succeed those directors whose terms expire on the annual meeting dates or such earlier date of resignation or removal.

Board Independence

The Board of the Directors has affirmatively determined that all of its director nominees, except Godfrey Hui, who currently serves as Network CN's Chief Executive Officer and the Chairman of the Board, Daley Mok, who currently serves as Network CN's Chief Financial Officer, Corporate Secretary and Director, and Daniel So, who currently serves as Network CN's Managing Director and Vice Chairman, and Stanley Chu, who currently serves as General Manager and Director, are independent directors within the meaning set forth in the Rules of The American Stock Exchange.

Nominees

The Board of Directors approved Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak and Ronglie Xu as nominees for election at the Annual Meeting to the Board of Directors. If elected, Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak and Ronglie Xu will serve as directors until our annual meeting in 2009, and until their respective successors are qualified and elected or earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see “Information about the Directors” on page 5 of this Proxy Statement for information concerning our incumbent directors standing for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees set forth above. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors. Proxies may not be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF THESE NOMINEES.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRMS

The Board has appointed Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2008, and Webb & Company, P.A., independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2008. The Board recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this appointment by the stockholders. Notwithstanding the appointment, the Board, in its discretion, may direct the appointment of new independent registered public accounting firms at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its appointment. The aggregate fees billed for services rendered by Webb & Company, P.A. and Jimmy C.H. Cheung & Co. during the fiscal years ended December 31, 2007 and 2006 are described below under the caption “Principal Accountant Fees and Services.” Representatives of Jimmy C.H. Cheung & Co. will be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions, however, Webb & Company, P.A. will not be present at the Meeting.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of Jimmy C.H. Cheung & Co. and Webb & Company, P.A. as our independent registered public accounting firms. Broker non-votes will have no effect on the outcome of the vote.

Principal Accountant Fees and Services

Webb & Company, P.A. and Jimmy C.H. Cheung & Co. are our Independent Registered Public Accountants engaged to examine our financial statements for the fiscal years ended December 31, 2007 and December 31, 2006. The following table shows the fees that we paid or accrued for the audit and other services provided by Webb & Company, P.A. and Jimmy C.H. Cheung & Co. for the fiscal years ended December 31, 2007 and 2006.

Fee Category	2007	2006
Audit Fees	$150,597	$105,427
Audit-Related Fees	$--	$--
Tax Fees	$--	$--
All Other Fees	$--	$--

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our annual and quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees

This category consists of assurance and related services by the independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”. The services for the fees disclosed under this category include services relating to our registration statement and consultation regarding our correspondence with the SEC.

Tax Fees

This category consists of professional services rendered for tax compliance and tax advice.

All Other Fees

This category consists of fees for other miscellaneous items

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING “FOR” THE RATIFICATION OF APPOINTMENT OF
JIMMY C.H. CHEUNG & CO. AND WEBB & COMPANY, P.A.
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.

DIRECTOR COMPENSATION

The following table provides information about the actual compensation earned by non-employee directors who served during the 2007 fiscal year:

Name of non-employee director	Fees Earned or Paid in Cash($)	Stock Awards($)(1)	Total($)
Joachim Burger	8,333	13,380	21,713
Gerd Jakob	5,000	8,920	13,920
Edward Lu	5,000	8,920	13,920
Peter Mak	8,333	13,380	21,713
Ronglie Xu	8,333	13,380	21,713

(1)  These amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized a financial benefit from the awards. This column represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 for stock awards granted to each of the non-employee directors in fiscal year 2007, in accordance with FAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock awards were forfeited by any of our non-employee directors in fiscal year 2007. For additional information, see Note 12 of our financial statements included in 10KSB.

No compensation was paid or payable to the directors for their services as directors of the Company in 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our Board of Directors determines executive compensation. The Company’s executive compensation program is generally designed to align the interests of executives with the interests of shareholders and to reward executives for achieving the Company’s objectives. The executive compensation program is also designed to attract and retain the services of qualified executives.

In determining executive compensation, our Board considers the recommendations of its Remuneration Committee which bases its recommendations on input from the Chief Executive Officer, the officers’ current compensation, changes in cost of living, our financial condition, our operating results and individual performance.

Executive compensation generally consists of base salary, bonuses and long-term incentive equity compensation such as stock grants or additional options to purchase shares of the Company’s common stock as well as various health and welfare benefits. The Board has determined that both the base salary and long-term incentive equity compensation should be the principal component of executive compensation. The Board has not adopted a formal bonus plan, and all bonuses are discretionary.

Compensation Components

The executive compensation for (i) the Company’s Chief Executive Officer and (ii) the Company’s other two most highly compensated executive officers who were serving as executive officers (collectively “Named Executive Officers”) for fiscal 2007 primarily consisted of base salary, long term incentive equity compensation, income tax reimbursement, and other compensation and benefit programs generally available to other employees .

Base Salary. The Board establishes base salaries for the Company’s Named Executive Officers based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in the Company’s peer group for similar positions. Generally, the Board believes that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies in line with our compensation philosophy.

Base salaries are reviewed annually, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The monthly base salaries for three Named Executive Officers, Mr. Godfrey Hui, our Chief Executive Officer, Mr. Daniel So, our Managing Director and Mr. Daley Mok, our Chief Financial Officer were increased from HK$70,000 ($8,974), HK$50,000 ($6,410) and HK$50,000($6,410) to HK$120,000 ($15,384), HK$80,000($10,256) and HK$70,000($8,974) respectively during fiscal 2007 to be generally competitive at the median salary ranges observed at comparable companies.

Bonuses. Bonuses are intended to compensate the three Named Executive Officers for achieving the Company’s financial performance and other objectives established by the Board each year. The Board currently does not adopt a formal bonus plan and all bonuses are discretionary. No bonus was paid to the three Named Executive Officers in fiscal 2007.

Long-Term Incentive Equity Compensation. The Board believes that stock-based awards promote the long-term growth and profitability of the Company by providing executive officers with incentives to improve shareholder value and contribute to the success of the Company and by enabling the Company to attract, retain and reward the best available persons for executive officer positions. The Named Executive Officers were eligible to receive certain number of shares of common stock of the Company. The Board adopted a New Equity Compensation Plan in July 2007, pursuant to which each Named Executive Officer was granted shares of the Company’s common stock subject to annual vesting over five years in the following amounts: Mr. Godfrey Hui, 2,000,000 shares; Mr. Daniel So, 2,000,000 shares and Mr. Daley Mok 1,500,000 shares. Prior to July 2007, each Named Executive Officer was eligible to receive the shares of the Company’s common stock following each of their first two full years of employment in the following amounts: Mr. Godfrey Hui, 150,000 shares; Mr. Daniel So, 200,000 shares and Mr. Daley Mok 50,000 shares. The Company cannot currently determine the number or type of additional awards that may be granted to eligible participants under the long-term incentive equity compensation plan in the future. Such determination will be made from time to time by the Remuneration Committee (or Board).

Income Tax Reimbursement. Each Named Executive Officer was fully reimbursed by the Company for his Hong Kong personal income taxes resulting from his employment under the employment agreement dated July 23, 2007, except Mr. Godfrey Hui whose Hong Kong personal income taxes during the whole fiscal 2007 would be fully reimbursed by the Company.

Change-In-Control and Termination Arrangements. The employment agreements with each of the Named Executive Officers may be terminated with three-month advanced notice or for cause or disability. In the event employment is terminated other than for cause, disability, or in the event of their resignation for good reason, each Named Executive officer is entitled to severance payments consisting of his then base salary for 48 months provided there has been no change in control of either NCN Group or the Company, or for 60 months if there has been a change in control of either NCN Group or the Company in the preceding one year; In addition, each Named Executive officer shall be entitled to accelerated vesting of all stock grants, as of the date of such termination other than for cause, remain unexercised and unvested, to the extent permissible by law. In the event employment is terminated for disability, each Named Executive officer shall be potentially eligible for disability benefits under any Company-provided disability plan in which he then participate, and shall be entitled to accelerated vesting of all stock grants, as of the date of such disability, remain unexercised and unvested, to the extent permissible by law. In addition, there are restrictive covenants on other employment after termination for a period of six months without the approval of NCN Group’s Board of Directors, non-solicitation of customer, suppliers or employees of NCN Group Management Limited, and confidentiality.

Report of Remuneration Committee

THE FOLLOWING REPORT OF THE REMUNERATION COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT NETWORK CN INC. SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Remuneration Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Remuneration Committee’s review and discussion with management with respect to the Compensation Discussion and Analysis, the Remuneration Committee recommended to the Board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Remuneration Committee of the Board of Directors,

Ronglie Xu, Chairman
Gerd Jakob
Joachim Burger

Summary Compensation Table

The following table sets forth summary information concerning compensation paid or accrued for services rendered to the Company in all capacities to (i) the Company’s Chief Executive Officer and (ii) the Company’s other two most highly compensated executive officers who were serving as executive officers (collectively “Named Executive Officers”) at the end of fiscal year 2007. In 2006, only Godfrey Hui, Daniel So and Daley Mok had annual compensation that exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	(1) Stock Awards ($)	Nonqualified Deferred Compensation Earnings ($)	(2) All Other Compensation ($)	Total ($)
Godfrey Hui, Chairman of the Board	2007	152,308	-	529,250	-	203,755	885,313
and Chief Executive Officer	2006	107,692	79,487	23,400	-	18,461	229,040

Daniel So, Vice Chairman	2007	103,590	-	568,000	-	106,859	778,449
and Managing Director	2006	44,872	37,286	44,793	-	1,538	128,489

Daley Mok, Director, Chief Financial	2007	97,179	-	262,750	-	46,910	406,839
Officer and Corporate Secretary	2006	76,923	19,231	7,800	-	1,538	105,492

(1) In 2007, Mr. Hui, Mr. So and Dr. Mok received stock awards of 75,000, 100,000 and 25,000 shares respectively, pursuant to the terms of their employment agreements for services rendered during the six months ended June 30, 2007. In addition, Mr. Hui, Mr. So and Dr. Mok received stock awards of 200,000, 200,000 and 100,000 shares, respectively, pursuant to the terms of their new employment agreements dated July 23, 2007 for services rendered during the six months ended December 31, 2007. These amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized a financial benefit from the award. This column represents the dollar amount recognized for financial statement reporting purposes for the 2007 fiscal year for stock awards granted to each of the Named Executive Officers in 2007 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock awards were forfeited by any of the Named Executive Officers in 2007. For additional information, see Note 12 of our financial statements included in 10KSB. For information on the valuation assumptions for grants made prior to 2007, see the notes in our financial statements in the Form 10-KSB for the respective year.

(2) All other compensation represents (1) contribution paid by the Company into a mandatory pension fund for the benefit of the Named Executive Officers and (2) income tax reimbursement to be paid to the Named Executive Officers in order to sufficiently cover their Hong Kong personal income taxes resulting from their employment under new employment agreements dated July 23, 2007, except Godfrey Hui whose income tax reimbursement is computed based on his employment under both the last and new employment agreements. As the aggregate of all other perquisites and other personal benefits received by each Named Executive Officer was less than $10,000, they are not included in the above.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

1. Our Chief Executive Officer, Godfrey Hui, was a party to a renewed employment agreement with our subsidiary NCN Group Management Limited, effective January 1, 2006, whereby Mr. Hui serves as the Chief Executive Officer of the Company and such subsidiary. The agreement did not contain a definitive termination date and is terminable by NCN Group Management Limited on three months’ notice. Mr. Hui was entitled to a monthly salary of HK$70,000 ($8,974) and was eligible for an annual bonus of HK$400,000 ($51,282) after completion of one calendar year of service. Such bonus would be paid on a pro-rata basis for the first calendar year from the date of employment until the end of the last day of that calendar year. Mr. Hui was also eligible to receive 150,000 shares of common stock of the Company following each of his first two full years of employment.

2. Our Managing Director, Daniel So, was also a party to an employment agreement with our subsidiary NCN Group Management Limited, dated June 27, 2006, whereby Mr. So serves as the Managing Director of the Company and such subsidiary. The agreement did not contain a definitive termination date and was terminable by NCN Group Management Limited on one-month notice. Mr. So was entitled to a monthly salary of HK$50,000 ($6,410) and was eligible for an annual bonus of HK$250,000 ($32,051) after completion of one calendar year of service. Such bonus would be paid on a pro-rata basis for the first calendar year from the date of employment till the end of the last day of that calendar year. Mr. So was also eligible to receive 200,000 shares of common stock of the Company following each of his first two full years of employment.

3. Our Chief Financial Officer, Daley Mok, was also a party to an employment agreement with our subsidiary NCN Group Management Limited, dated January 3, 2006, whereby Dr. Mok serves as the Chief Financial Officer of the Company and such subsidiary. The agreement did not contain a definitive termination date and is terminable by NCN Group Management Limited on one-month notice. Dr. Mok was entitled to a monthly salary of HK$50,000 ($6,410) and was eligible to be paid bonuses, from time to time, at the discretion of NCN Group Management Limited’s Board of Directors, of cash, stock or other valid form of compensation. Dr. Mok was also eligible to receive 50,000 shares of common stock of the Company following each of his first two full years of employment.

On July 23, 2007, NCN Group Management Limited entered into new Executive Employment Agreements (the “Agreements”) with Godfrey Hui, Daniel So and Daley Mok, which Agreements were effective on July 1, 2007. Pursuant to the Agreements, each Named Executive Officer receives a monthly base salary and is entitled to receive shares of the Company’s common stock as follows:

Named Executive Officer	Base Salary ($) (1)	Common Stock Grant
Godfrey Hui	15,384	2,000,000(2)
Daniel So	10,256	2,000,000(3)
Daley Mok	8,974	1,500,000(4)

(1) The Named Executive Officers’ base salary is paid in Hong Kong dollars. The amounts set forth in this table are in U.S. dollars based on an exchange rate of HK$:US$ = 7.8:1

(2) Pursuant to Mr. Hui’s employment contract, he is entitled to a stock grant of 2,000,000 shares of the Company’s common stock. The Company granted Mr. Hui 200,000 shares of the Company’s common stock in 2007. Pursuant to the employment agreement, the Company has agreed to grant Mr. Hui 300,000 shares in 2008, 400,000 shares in 2009, 500,000 shares in 2010 and 600,000 shares in 2011 provided that Mr. Hui is employed by the Company on the date of grant. The grant shall be subject to all terms of the Company’s 2007 stock option/stock issuance plan or any future stock option/stock issuance plan under which it is issued.

(3) Pursuant to Mr. So’s employment contract, he is entitled to a stock grant of 2,000,000 shares of the Company’s common stock. The Company granted Mr. So 200,000 shares of the Company’s common stock in 2007. Pursuant to the employment agreement, the Company has agreed to grant Mr. So 300,000 shares in 2008, 400,000 shares in 2009, 500,000 shares in 2010 and 600,000 shares in 2011 provided that Mr. So is employed by the Company on the date of grant. The grant shall be subject to all terms of the Company’s 2007 stock option/stock issuance plan or any future stock option/stock issuance plan under which it is issued.

(4) Pursuant to Mr. Mok’s employment contract, he is entitled to a stock grant 1,500,000 shares of the Company’s common stock. The Company granted Mr. Mok 100,000 shares of the Company’s common stock in 2007. Pursuant to the employment agreement, the Company has agreed to grant Mr. Mok 200,000 shares in 2008, 300,000 shares in 2009, 400,000 shares in 2010 and 500,000 shares in 2011 provided that Mr. Mok is employed by the Company on the date of grant. The grant shall be subject to all terms of the Company’s 2007 stock option/stock issuance plan or any future stock option/stock issuance plan under which it is issued.

In addition to base salaries and stock grants disclosed above, the Agreements include the following material provisions:

Each Agreement shall continue until termination by either party with three-month advance notice or for cause or disability;

Discretionary bonus as determined by the Board of Directors of NCN Group based on the realization of financial and performance goals of the Company and NCN Group;

In the event employment is terminated other than for cause, disability, or in the event of their resignation for good reason, each officer is entitled to severance payments consisting of his then base salary for 48 months provided there has been no change in control of either NCN Group or the Company, or for 60 months if there has been a change in control of either NCN Group or the Company in the preceding one year; In addition, each officer shall be entitled to accelerated vesting of all stock grants, as of the date of such termination other than for cause, remain unexercised and unvested, to the extent permissible by law.

In the event employment is terminated for disability, each officer shall be potentially eligible for disability benefits under any Company-provided disability plan in which he then participate, and shall be entitled to accelerated vesting of all stock grants, as of the date of such disability, remain unexercised and unvested, to the extent permissible by law.

Restrictive covenants on other employment after termination for a period of six months without the approval of NCN Group’s Board of Directors, non-solicitation of customer, suppliers or employees of NCN Group Management Limited, and confidentiality.

Income tax reimbursement which will be sufficient to cover their Hong Kong personal income taxes resulting from their employment under the Agreement.

During the years ended December, 31, 2007, the Company recognized an aggregate of $529,250, $568,000 and $262,750 respectively, as stock-based compensation for shares issued and granted to Mr. Hui, Mr. So and Dr. Mok pursuant to their employment contracts entered into 2006 and 2007 as mentioned for services rendered during fiscal 2007.

Other than as described above, we have no other employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any Named Executive Officers of the Company, which would in any way result in payments to any such person because of his resignation, retirement or other termination of employment with the Company, any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

The Company’s Named Executive Officers had no (1) unexercised option awards or (2) unearned shares, units or other rights under any equity incentive plan that have not vested or (3) other shares that have not vested as of 2007 fiscal year end.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2007 with respect to compensation plans, under which securities are authorized for issuance, aggregated as to (i) compensation plans previously approved by securityholders, and (ii) compensation plans not previously approved by securityholders.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	7,847,740 (1)
Equity compensation plans not approved by security holders	600,000 (2)	$1.9	-
Total	600,000 (2)	$1.9	7,847,740

(1)
We reserved 3,000,000 shares for issuance under our 2004 Stock Incentive Plan, of which 1,000,000 shares are still available for issuance as of December 31, 2007. We reserved 7,500,000 shares for issuance under our 2007 Stock Option/Stock Issuance Plan, of which 6,847,740 are available for issuance as of December 31, 2007. See subsection-"Securities Authorized for Issuance under Equity Compensation Plans" in our Annual Report on Form 10-KSB for fiscal 2007 for more information about the plan.

(2)
(a) A warrant to purchase 200,000 shares of common stock was granted to a financial advisor on March 12, 2004 with an exercise price of $2.00 per share. The warrant may be exercised at any time until March 12, 2009. The warrant remained unexercised as of December 31, 2007. We agreed to register the shares underlying the warrant in our next registration statement.

(b) A warrant to purchase 100,000 shares of restricted common stock was granted to a consultant on August 25, 2006 with an exercise price of $0.70 per share. One-fourth of the shares underlying the warrant become exercisable every 45 days beginning from the date of issuance. The warrant shall remain exercisable until August 25, 2016. The warrant remained unexercised as of December 31, 2007.

(c) In November 2007, the Company became obligated to issue to a placement agent a warrant exercisable for 300,000 shares of common stock for services rendered in connection with the issuance of 3% convertible promissory notes with an exercise price of $3.00 per share in November 2007. The warrant is exercisable for a period of two years

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission statements of ownership and changes in ownership. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms furnished to us during the most recent fiscal year, we believe that all of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities complied with the applicable filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, during our last two fiscal years, we have not entered into any material transactions or series of transactions that would be considered material in which any officer, director or beneficial owner of 5% or more of any class of our capital stock, or any immediate family member of any of the preceding persons, had a direct or indirect material interest:

1.	During the years ended December 31, 2007 and 2006, the Company received hotel management service fees of $nil and $100,478 respectively from two properties it manages that are owned by a stockholder.

2.	During the years ended December 31, 2007 and 2006, the Company paid rent of $nil and $47,489 respectively for office premises leased from a director and stockholder.

3.
On December 21, 2007, the Company acquired 100% of voting shares of Linkrich Enterprise Advertising and Investment Limited, a dormant corporation incorporated in the Hong Kong Special Administrative Region, the PRC on March 16, 2001 from a director at a consideration of $1,282 which is the par value of the voting shares. .

OTHER MATTERS

Management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

HOUSEHOLDING

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, a house holding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and Proxy Statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate Proxy Statement, they may call our Corporate Secretary, Daley Mok, at (852) 2833-2186 or write to Network CN Inc., 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong. They may also send an email to our info@ncnincorporated.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and Proxy Statements by calling or writing to Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

Daley Mok
Corporate Secretary
Network CN Inc.

August 13, 2008

NETWORK CN INC.

Annual Meeting of Stockholders
Saturday, August 30, 2008
2:00 p.m., Chinese Standard Time
21st Floor, Chinachem Century Tower,
178 Gloucester Road
Wanchai, Hong Kong

NETWORK CN INC.	Proxy

This Proxy is solicited by the Board of Directors for use at the Annual Meeting on Saturday, August 30, 2008.

The shares of common stock you hold in your account as of record on July 2, 2008, will be voted as you specify on the reverse side.

If no choice is specified, the Proxy will be voted “FOR” items 1 and 2.

By signing the Proxy, you revoke all prior Proxies and appoint Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak, and Ronglie Xu and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting or any adjournment or postponement thereof.

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

There are two ways to vote your Proxy.

VOTE BY FAX

·	Complete, sign and date the enclosed proxy card and fax front and back to Holladay Stock Transfer at 480-481-3941;

VOTE BY MAIL

·	Complete, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Network CN Inc., c/o Holladay Stock Transfer 2939 North 67th Place, Scottsdale AZ 85251.

PLEASE DETACH PROXY CARD HERE
(Mark only one box below)

1. Election of Directors

01 Godfrey Hui	__ FOR the nominees (except as marked below)
02 Daley Mok
03 Daniel So	__ WITHHOLD AUTHORITY to vote for the
04 Stanley Chu	nominees
05 Joachim Burger
06 Gerd Jakob
07 Edward Lu
08 Peter Mak
09 Ronglie Xu

(Instruction: To withhold authority to vote
for any individual nominee, print the
name(s) or number(s) of the nominee(s) on
the line provided to the right. If this Proxy
is executed in such a manner as not to
withhold authority to vote for the
election of any nominee, this Proxy shall
be deemed to grant such authority.)

2.	Ratification of the appointment of Jimmy C.H. Cheung & Co., and Webb & Company, P.A. as the independent registered public accounting firms of the Company.

__ FOR __ AGAINST __ ABSTAIN

3.	Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxy holders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s).If no direction is made, this Proxy will be voted “FOR” each proposal.

Date:

Signature

Signature

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc., give full title.

Address Change? Mark box and indicate changes above.